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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2001



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        001-15181             04-3363001
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)              Number)          Identification No.)


                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100


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ITEM 5. OTHER EVENTS

     On September 6, 2001 we announced the acquisition of Impala Linear Corporation for approximately $6 million in stock and cash. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

     On September 6, 2001, we updated our third quarter 2001 outlook. Further information is included in our press release filed as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

          99.1 Press Release dated September 6, 2001.

          99.2 Press Release dated September 6, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Fairchild Semiconductor International, Inc.


     Date: September 6, 2001                /s/ David A. Henry
                                            ------------------------------------
                                            David A. Henry
                                            Vice President, Corporate Controller
                                            (Principal Accounting Officer and
                                            Duly Authorized Officer)